February 7, 2008 Earnings Webcast & Conference Call Second Quarter Fiscal Year 2008 Broadridge Financial Solutions, Inc. Exhibit 99.2

Forward Looking Statements
This presentation and other written or oral statements made from time to time by representatives of
Broadridge may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Statements that are not historical in nature, such as our fiscal 2008 financial guidance, and which may be identified by the use of words like “expects,” “assumes,”
“projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I,
“Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2007
(the “2007 Annual Report”).  Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2007 Annual Report. These risks include: Broadridge’s success in retaining and selling additional services to its existing clients and obtaining new clients; the pricing of
Broadridge’s products and services; changes in laws affecting the investor communication services provided by Broadridge; changes in laws regulating registered clearing agencies and broker-dealers;
declines in trading volume, market prices, liquidity of securities markets or proprietary trading activity;
Broadridge’s ability to continue to obtain data center services from its former parent company,
Automatic Data Processing, Inc. (“ADP”); Broadridge’s debt levels and financing costs, including the impact of its credit ratings on such costs; the ability of Broadridge to develop brand recognition and its reputation with its clients and employees following its separation from ADP in March 2007; the incurrence of additional costs attributable to Broadridge’s operations as a stand-alone public company;
Broadridge’s ability to continue to obtain transitional services from ADP for up to one year from the date of Broadridge’s March 2007 spin-off from ADP; changes in technology; availability of skilled technical employees; the impact of new acquisitions and divestitures; competitive conditions; and
overall market and economic conditions. Broadridge disclaims any obligation to update any forward-
looking statements, whether as a result of new information, future events or otherwise.

Today’s Agenda
Opening Remarks Rich Daly, CEO

nd
Quarter Fiscal Year 2008 Results Dan Sheldon, CFO
Fiscal Year 2008 Guidance Update Rich Daly, CEO
Summary Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Marvin Sims, VP Investor Relations
Closing Remarks Rich Daly, CEO
Note: For a reconciliation of Non-GAAP to GAAP measures used in this presentation, please see the attached Appendix

Opening Remarks  – Outline
Key Topics:
Financial results for the second quarter
•
Revenues and earnings up for quarter and year-to-date
•
Year-over-year growth lower this quarter, but still more than offset two previously announced large client losses
•
Investor Communication Solutions segment driving results for the quarter
•
Margin expansion driven by high percentage of internal growth revenue falling to bottom line
•
Sales are ahead of Plan and the pipeline is growing
Market conditions during the quarter
•
Keep financial performance in context with market
•
Market turns difficult to predict
•
Event-driven activities and trading volumes most impacted by volatility
General updates

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Broadridge  Results – 2Q  & YTD FY 2008
Q2 - Revenues 8% to $465M (YTD 5% to $916M)
Q2 Fiscal 2008 revenue growth building blocks:
•
Internal growth contributed 7%  - (YTD = 6%)
•
Sales contributed 3%  - (YTD = 2%)
•
Losses reduced growth by 5% - (YTD = 5%)
•
Other/FX contributed 3%  - (YTD = 2%)
Q2 – Pre-tax Earnings, excluding one-time transition expenses &
interest on new debt 29% to $60M, & Pre-tax Margin of 13.0%, 210 bps -
Non-GAAP
3% to $47M and Pre-tax Margin of 10.2%, 50 bps - GAAP
YTD – Pre-tax Earnings, excluding one-time transition expenses &
interest on new debt 39% to $130M, and Pre-tax Margin 14.2%, 340 bps –
Non-GAAP
15% to $106M and Pre-tax Margin of 11.6% 100 bps - GAAP
Q2 - Net Earnings, excluding one-time transition expenses & interest on new debt 29% to $37M -
Non-GAAP
3% to $29M - GAAP
YTD - Net Earnings, excluding one-time transition expenses & interest on new debt 38% to $80M –
Non-GAAP
15% to $65M - GAAP

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Broadridge™

Broadridge  Results – Q2 YTD FY 2008
Q2 - Diluted Earnings Per Share, excluding one-time transition expenses & interest on new debt 24% to $0.26
– Non-GAAP
5% to $0.21 – GAAP
Slightly more shares outstanding
YTD - Diluted Earnings Per Share, excluding one-time transition expenses & interest on new debt 36% to $0.57
– Non-GAAP
12% to $0.46 - GAAP
Long-term debt pay down
Q2 – Pay down of $10M
YTD – Pay down of $95M
YTD Tax rate to 39.0% from 38.9%
Sales Plan
Q2 Closed Sales $38M (fees only), 50% Recurring and 50% Event-driven
YTD Closed Sales $68M (fees only), 42% Recurring and 58% Event-driven

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Broadridge™

Segments Results – 2Q  & YTD FY 2008
Investor Communication
Q2 Revenues 6% to $303M –
Non-GAAP
• Internal growth contributed 9% (Event-driven revenues contributed 3% to growth)
– Q2 Stock Record Growth – Mutual Fund Interims 9% and Equity Proxy 4%
• Net new business contributed -3% (Sales of 1% offset by losses of 4%)
Q2 Margins of 9% 330 bps –
Non-GAAP
• Operating leverage and one-time expenses contributed 250 bps and a favorable distribution fee mix contributed 80 bps
YTD Revenues 2% to $602M (fee only 4%) –
Non-GAAP
•
Internal growth contributed 4% (Event-driven revenue contributed 1%)
– YTD Stock Record Growth – Mutual Fund Interims 10% and Equity Proxy 3%
• Net new business contributed -2% (Sales of 1% offset by losses of 3%)
YTD Margins of 9.5% 270 bps, due to operating leverage, a favorable mix of distribution fees and one-times –
Non-GAAP
No material impact on revenues or earnings from SEC’s new Notice &
Access proxy rules

Segments Results – 2Q  & YTD FY 2008
Securities Processing
Q2 Revenues 2% to $128M – Non-GAAP
• Internal growth contributed 6%
– Equity Trades Per Day (TPD) 19% to 2.5M trades per day - last 4 quarters TPD have been flat at 2.5M
– Fixed Income TPD - 16% to 216K trades per day
• Net new business contributed -4% (Sales of  2% offset by losses of 6%)
Q2 Margins of 27.4% 140 bps – Non-GAAP
• Operating leverage offset by incremental investments and one-time expense
YTD Revenues 6% to $252M – Non-GAAP
• Driven by internal growth of 9% and 2% from one-time non-trade revenue
– Equity TPD 28% to 2.5M trades per day (Q1 37% @ 2.5M TPD)
– Fixed Income TPD 18% to 216K trades per day (Q1 21% @ 216K TPD)
• Net new business contributed -3% (Sales of  3% offset by losses of 6%)
YTD Margins of 29.3% 230 bps – Non-GAAP
• Operating leverage with respect to internal growth revenues

Segments Results – 2Q  & YTD FY 2008
Clearing and Outsourcing
Q2 Revenues 7% to $25M
• Sales contributed 15% to growth
• Previously announced TD Waterhouse loss reduced growth by 13%
• Internal growth contributed 5% to growth
Q2 Operating losses at ($1.6M); improvement of $0.5M over prior year – Non-GAAP
YTD Revenues 10% to $49M, primarily from Sales growth of 15%
YTD Operating losses reduced by 31% from ($5.2M) to ($3.6M) – Non-GAAP
Other
Q2 Revenues of $5M generated from one-time contract termination fees
Q2 Net Other Expense of $15M is made up of:
• Interest expense & other ($10M) and one-time transition expenses of ($4M)
• Corporate expenses of ($6M)
• Contribution from one-time revenues of $5M
YTD Revenues of $7M offset expenses
YTD Net Other Expense of $23M
FX
Q2 Revenues increased $7M and margins by $3M due to weakening of US dollar

Broadridge Cash Flow – 2Q YTD FY 2008
Broadridge Financial Solutions, Inc.
Calculation of Free Cash Flow - Non-GAAP
Unaudited
(In millions)
Clearing &
Outsourcing All Other Broadridge
Calculation of Free Cash Flow (Non-GAAP)
:
Segment Segments Total
Earnings (4)* $                   69 $             65 $
Depreciation and amortization 2 23 25
Deferred taxes - (16) (16)
Stock-based compensation expense - 15 15
Other 3 3
Subtotal (2) 94 92
Working capital changes 23 50 73
Securities clearing activities (315) - (315)
Long-term assets & liabilities changes - (3) (3)
Net cash flow provided by (used in) operating activities (294) 141 (153)
Less:
Capital expenditures - (16) (16)
Intangibles - (2) (2)
Free cash flow (294) $              123 $           (171) $
Additional Information:
Long-term debt payment $                      (95) $              (95) $
Short-term borrowings $                  295 - $                 295 $
Dividend
-
$                    (17) $              (17) $
Acquisitions - $                    (6) $                 (6) $
Note:
For a reconciliation of Non-GAAP to GAAP measures please see the attached Appendix
Six Months Ended
December 31, 2007
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* Segment Earnings before income taxes
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Fiscal Year 2008  Guidance & Summary
EPS is expected towards the higher end of guidance range of $1.30
-
$1.40 per share (Non-GAAP)
before one-time transition expenses,
as a result of our second quarter performance and volume trends
Guidance does not contemplate any major change in market
Keep in mind that the fourth quarter historically represents a range of 50% - 55% of our annual net earnings
Strong cash flow used to pay down debt
Investing in our business for future growth
Another strong quarter and it continues to be a solid start to the fiscal year, driven by Internal growth and Event-driven activities
Broadridge is in control of its business and not in control of the markets

11 Q&A There are no slides during this portion of the presentation

12 Closing Comments There are no slides during this portion of the presentation

13 Appendix Appendix

Broadridge - Fiscal Year 2008 Financial Guidance
Revenue growth of 1% - 4%
Diluted Earnings Per Share
Before one-time transition expenses of $1.30 -
$1.40 —
Non-GAAP
After one-time transition expenses of $1.25 -
$1.35 —
Non-GAAP
Earnings before interest and taxes margins (excluding one-
time transition expenses) of 15.5% - 16.2%
Interest expense of $34M - $36M
Effective Tax Rate of approximately 39%
One-time transition expenses between $12M - $14M (after tax $7M -
$9M)
Strong cash flows with intent to pay down debt, pay dividends, acquisitions and no contemplated share buybacks in fiscal year 2008
Diluted Weighted Average Shares of 141 million

Segments – Fiscal Year 2008 Financial Guidance
Investor Communication
:
Revenues 1% - 3% Annual Increase
Margins 15.1% - 15.5%
Securities Processing
:
Revenues (3%) to Flat
Margins 25.1% - 26.2%
Clearing and Outsourcing:
Revenues 8% - 11% Annual Increase
Operating losses at $2M - $3M with approximately a $5M improvement over prior year

GAAP to Non-GAAP Earnings Reconciliation
Note:
Management believes that certain Non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These
Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.
Broadridge Financial Solutions, Inc.
Reconciliation of GAAP to Non – GAAP Measures -
Earnings, Margin and Per Share Reconciliation
(In millions, except per share and margin data)
(Unaudited)
Three months ended December 31, 2007 Three months ended December 31, 2006
Earnings
before
income taxes
Pre-tax
margin
Net
earnings
Net
earnings
per share
Earnings
before
income taxes
Pre-tax
margin
Net
earnings
Net
earnings
per share
GAAP basis measures $ 47.3 10.2% $ 28.9 $ 0.21 $ 46.0 10.7% $ 28.0 $ 0.20
Non-GAAP adjustments:
One-time transition
expenses
3.5 0.7% 2.1 0.01 — — — —
Interest on new debt &
other
9.6 2.1% 5.9 0.04 1.0 0.2% 0.6 0.01
Total Non-GAAP
adjustments
13.1 2.8% 8.0 0.05 1.0 0.2% 0.6 0.01
Non-GAAP measures $ 60.4 13.0% $ 36.9 $ 0.26 $ 47.0 10.9% $ 28.6 $ 0.21
Six months ended December 31, 2007 Six months ended December 31, 2006
Earnings
before
income taxes
Pre-tax
margin
Net
earnings
Net
earnings
per share
Earnings
before
income taxes
Pre-tax
margin
Net
earnings
Net
earnings
per share
GAAP basis measures $ 106.4 11.6% $ 64.9 $ 0.46 $ 92.4 10.6% $ 56.5 $ 0.41
Non-GAAP adjustments:
One-time transition
expenses 5.6 0.6% 3.4 0.03 — — — —
Interest on new debt &
other
18.4 2.0% 11.2 0.08 1.6 0.2% 1.0 0.01
Total Non-GAAP
adjustments
24.0 2.6% 14.6 0.11 1.6 0.2% 1.0 0.01
Non-GAAP measures $ 130.4 14.2% $ 79.5 $ 0.57 $ 94.0 10.8% $ 57.5 $ 0.42

GAAP to Non-GAAP Free Cash Flow Reconciliation
Note:
Management believes that certain Non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These
Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.
Broadridge Financial Solutions, Inc.
Calculation of Free Cash Flow - Non-GAAP
(In millions)
(Unaudited)
Net Cash Flow Less: Capital
Provided by (Used in) Expenditures Free
Operating Activities and Intangibles Cash Flow
Six Months ended December 31, 2007 ($153) ($18) ($171)
Free cash flows is defined as net cash flow provided by (used in) operating activities, less capital expenditures and intangibles.

Intersegment Transfer Pricing Reconciliation
Broadridge Financial Solutions, Inc.
Intersegment Transfer Price Reconciliation
(In millions, except margin data)
(Unaudited)
Three months ended
December 31,
Six months ended
December 31,
2007 2006 2007 2006
Investor Communication Solutions
Net revenue as reported $ 303.2 $ 287.1 $ 602.3 $ 595.1
Transfer pricing adjustment — (1.0) — (2.0)
Net revenue as adjusted -Non-GAAP $ 303.2 $ 286.1 $ 602.3 $
EBT as reported $ 27.2 $ 16.7 $ 57.0 $ 41.3
Transfer pricing adjustment — (0.3) — (0.7)
EBT as adjusted - Non-GAAP $ 27.2 $ 16.4 $ 57.0 $ 40.6
Margin % as reported 9.0% 5.8% 9.5% 6.9%
Margin % as adjusted -Non- GAAP 9.0% 5.7% 9.5% 6.8%
Securities Processing Solutions
Net revenue as reported $ 127.6 $ 127.7 $ 252.0 $ 244.2
Transfer pricing adjustment — (3.1) — (6.0)
Net revenue as adjusted -Non-GAAP $ 127.6 $ 124.6 $ 252.0 $ 238.2
EBT as reported $ 35.0 $ 38.1 $ 73.8 $ 68.6
Transfer pricing adjustment — (2.2) — (4.3)
EBT as adjusted –Non-GAAP $ 35.0 $ 35.9 $ 73.8 $ 64.3
Margin % as reported 27.4% 29.8% 29.3% 28.1%
Margin % as adjusted -Non-GAAP 27.4% 28.8% 29.3% 27.0%
Clearing and Outsourcing Solutions
Net revenue as reported $ 24.7 $ 23.2 $ 49.4 $ 45.0
Transfer pricing adjustment — — — —
Net revenue as adjusted -Non-GAAP $ 24.7 $ 23.2 $ 49.4 $ 45.0
EBT as reported $ (1.6) $ (4.6) $ (3.6) $ (10.2)
Transfer pricing adjustment — 2.5 — 5.0
EBT as adjusted -Non-GAAP $ (1.6) $ (2.1) $ (3.6) $ (5.2)
Margin % as reported -6.5% -19.8% -7.3% -22.7%
Margin % as adjusted -Non-GAAP -6.5% -9.1% -7.3% -11.6%
593.1

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